Exhibit 10.97

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 30th day of September, 1997 between Hungarian Telephone and Cable Corp., a Delaware, United States corporation ("HTCC"), as the buyer (HTCC or the "Buyer"), and Tele Danmark A/S, a corporation organized under the laws of Denmark ("TD"), as the seller (TD or the "Seller").

                                R E C I T A L S:

         WHEREAS, Seller is the record and beneficial owner of 5,760 registered shares (the "KNC Shares") of capital stock, par value HUF 10,000 per share, of Kelet-Nograd Com Rt., a Hungarian corporation ("KNC"), constituting 4.8% of all of the issued and outstanding capital stock of KNC on a fully diluted basis;

         WHEREAS, Seller is the record and beneficial owner of 4,800 registered shares (the "Raba-Com Shares") of capital stock, par value HUF 10,000 per share, of Raba Com Rt., a Hungarian corporation ("Raba-Com"), constituting 4.8% of all of the issued and outstanding capital stock of Raba-Com on a fully diluted basis;

         WHEREAS, KNC and Raba-Com are parties to Concession Contracts with the Ministry of Transportation, Telecommunications and Water Management of the Republic of Hungary which authorize such companies to provide, among other services, local telecommunications services in the area of Salgotarjan, in the case of KNC, and the area of Sarvar, in the case of Raba-Com;

         WHEREAS, Seller purchased the KNC Shares and the Raba-Com Shares from the Danish Investment Fund for Central and Eastern Europe effective as of September 30, 1997;

         WHEREAS, pursuant to Section 6.3 of a certain Stock Purchase Agreement dated as of July 1, 1997, Buyer is obligated to purchase, and Seller is obligated to sell, the KNC Shares and the Raba-Com Shares;

         WHEREAS, Seller desires to sell, transfer and deliver to Buyer, and Buyer desires to purchase and accept from Seller, all of Seller's respective right, title and interests in the KNC Shares and the Raba-Com Shares, upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1 Defined Terms. For purposes of this Agreement and any amendment hereto, the following terms are defined as set out below:

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

         "Lien" means, with respect to any asset, any mortgage, lien, claim, pledge, option, charge, right of first refusal, security interest or encumbrance of any kind in respect of such asset.

         "Person"  means  an  individual,  a  corporation,  a  partnership,   an
association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         1.2 List of Additional Definitions. The following is a list of some additional terms used in this Agreement and a reference to the Section thereto in which such term is defined:

         Term                                        Section
         ----                                        -------
         Buyer                                       Preamble
         HTCC Common Stock                           Sec. 2.2(a)
         Indemnitee                                  Sec. 7.3
         Indemnitor                                  Sec. 7.3
         KNC                                         Recitals
         KNC Shares                                  Recitals
         Raba-Com Recitals
         Raba-Com Shares                             Recitals
         Seller                                      Preamble
         Transaction Shares                          Sec. 2.2(a)
         Securities Act                              Sec. 2.2(b)


                                   ARTICLE II
                           PURCHASE AND SALE OF SHARES

         2.1 Purchase and Sale of Shares; Release of Liens. Upon the terms and subject to the conditions of this Agreement and in exchange for the consideration set forth in Section 2.2 below, on the date hereof Buyer shall purchase and accept from Seller, and Seller shall sell, transfer, assign, convey, endorse and deliver to Buyer all of Seller's right, title and interests in the KNC Shares and the Raba-Com Shares, free and clear of all Liens.

         2.2      Consideration.

                  (a) In consideration for the purchase of all of the Seller's right, title and interests in the KNC Shares and the Raba-Com Shares as provided in Section 2.1 above, as of the date hereof Buyer shall issue to Seller an aggregate of 101,018 shares (the "Transaction Shares") of Buyer's common stock, $.001 par value per share ("HTCC Common Stock").

                  (b) The Transaction Shares shall be duly authorized, validly issued, fully paid and non-assessable. Seller agrees to hold its Transaction Shares and not to convey such shares for a period of six
         (6) months from the date hereof without the prior written consent of Buyer and, in any event, not to offer to sell or otherwise transfer the Transaction Shares without either registration or exemption from the Securities Act of 1933, as amended (the "Securities Act"). Each certificate for HTCC Common Stock issued to Seller pursuant to this Agreement shall bear the following legend:


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


                  " The shares of stock represented by this certificate have been issued pursuant to a certain Stock Purchase Agreement dated as of September 30, 1997 between Hungarian Telephone and Cable Corp. and Tele Danmark A/S and have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred without registration thereunder or an applicable exemption therefrom."


                                   ARTICLE III
                              REQUIRED DELIVERABLES

         3.1 Deliveries by Seller. On or as of the date hereof and as a condition to Buyer's obligation to issue and deliver the Transaction Shares to Seller, Seller shall deliver or cause to be delivered to Buyer all of the following documents and instruments as more specifically described below:

                  (a) the KNC Shares duly endorsed in blank for transfer to Buyer;

                  (b) an irrevocable power of attorney from Seller to Buyer's Hungarian attorney (Dr. Peter Lakatos, Koves & Partners Clifford Chance, H-1075 Budapest, Madach Imre ut 14) authorizing him to receive and endorse to Buyer on behalf of Seller all the Raba-Com Shares as soon as the new Raba-Com share certificates are printed according to the resolutions of the Board of Directors of Raba-Com; and

                  (c) An irrevocable declaration from Seller addressed to the Board of Directors of Raba-Com, authorizing it to release the newly printed Raba-Com Shares to Buyer's Hungarian attorney.

         3.2 Deliveries by Buyer. On or as of the date hereof and as a condition to Seller's obligation to deliver the deliverables as set forth in Section 3.1 above, Buyer shall deliver or cause to be delivered to Seller a certificate(s) representing the Transaction Shares.


                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer as follows:

         4.1 Corporate Existence and Power. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Denmark, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         4.2 Corporate Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions effected hereby by Seller are within its corporate powers and have been duly authorized by all necessary corporate action, including the approval by its board of directors. This Agreement constitutes a valid and binding agreement of Seller.

         4.3 Governmental Authorization; Consents. The execution, delivery and performance of this Agreement by Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than actions or filings which have been taken or made on or prior to the date hereof. No consent, approval, waiver or other action by any Person under any contract, agreement, indenture, lease, instrument or other document to which it is a party or by which it is bound is required or necessary for the execution, delivery and performance of this Agreement or the consummation of the transactions effected hereby.

         4.4 Non-Contravention. The execution, delivery and performance of this Agreement by Seller does not (i) contravene or conflict with the certificate of incorporation, bylaws or other charter documents of Seller or (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Seller or
(iii) contravene or conflict with any contract to which Seller is a party.

         4.5 Ownership of Shares. Seller is the record and beneficial owner of the KNC Shares and the Raba-Com Shares which comprise 4.8% of all of the outstanding capital stock of each of KNC and Raba-Com, on a fully diluted basis. Seller has legal, valid and marketable title to the KNC Shares and the Raba-Com Shares, free and clear of all Liens.

         4.6 Accredited Investor. Seller understands that the Transaction Shares that it will acquire pursuant to this Agreement have not been registered under the Securities Act. The Transaction Shares are being acquired under this Agreement in good faith solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. Seller is a sophisticated or accredited investor for purposes of (i) the securities laws of the United States of America and (ii) the ability of Buyer to issue the Transaction Shares without registration under the securities laws of the United States of America.

         4.7 Finder's Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.


                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

         5.1 Organization and Existence. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         5.2 Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the

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


corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

         5.3 Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, official or authority other than such actions or filings that have been taken or made on or prior to the date hereof.

         5.4 Non-Contravention. The execution, delivery and performance by Buyer of this Agreement does not contravene or conflict with the Certificate of Incorporation or By-Laws of Buyer or any provision of any law, regulation, judgment, injunction, order or decree binding upon Buyer.

         5.5 Finder's Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any Affiliate of Seller upon consummation of the transactions effected by this Agreement.

         5.6 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer, threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions effected hereby.

         5.7 Transaction Shares. All of the Transaction Shares issued to Seller in connection with the transactions effected hereby are duly authorized, validly issued, fully paid and nonassessable shares of HTCC Common Stock.

         5.8 Due Diligence. Buyer has provided Seller, through Seller's representative employee working out of Buyer's offices in Budapest, Hungary, with all the material financial and budgeting information regarding Buyer and its Hungarian subsidiaries. Buyer has also provided Seller with all other material information that Seller has requested and all such information that investors in the United States public markets currently have access to in making an investment decision regarding a purchase or sale of HTCC Common Stock. None of the documents or other information provided to Seller contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

         5.9 No Undisclosed Material Liabilities; No Material Adverse Change. Other than as disclosed in Buyer's filings with the United States Securities and Exchange Commission pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended, or disclosed to Seller's representatives working at Buyer's Hungarian offices or Seller's representative on Buyer's, KNC's or Raba-Com's Board of Directors, since June 30, 1997, (i) there have been no material liabilities incurred by Buyer other than those incurred in the ordinary course of business consistent with past practice and (ii) there has not been any material adverse change in the business, assets or financial condition of Buyer and its Hungarian subsidiaries taken as a whole.

                                   ARTICLE VI
                                 INDEMNIFICATION

         6.1 Indemnification by Seller. Seller does hereby indemnify and hold Buyer harmless from and against the following:

                  (a) any and all losses, claims, liabilities, damages, deficiencies, costs or expenses suffered or incurred by Buyer or its Affiliates resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Seller contained in this Agreement, any document delivered by Seller pursuant to this Agreement, or in any statement, exhibit, schedule or certificate furnished or to be furnished to Buyer pursuant hereto or in connection with the transactions provided for herein; and

                  (b)  any  and  all  actions,   suits,   proceedings,   claims,
         complaints, demands, assessments, judgments, costs and expenses suffered or incurred by Buyer or its Affiliates, including reasonable attorneys' fees and disbursements, incident to any of the foregoing.

         6.2 Indemnification by Buyer. Buyer does hereby indemnify and hold Seller harmless from and against the following:

                  (a) any and all losses, claims, liabilities, damages, deficiencies, costs or expenses suffered or incurred by Seller resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Buyer contained in this Agreement, any document delivered by Buyer pursuant to this Agreement, or in any statement, exhibit, schedule or certificate furnished or to be furnished by Buyer to Seller pursuant hereto or in connection with the transactions provided for herein; and

                  (b)  any  and  all  actions,   suits,   proceedings,   claims,
         complaints, demands, assessments, judgments, costs and expenses suffered or incurred by Seller, including reasonable attorneys' fees and disbursements, incident to any of the foregoing.

         6.3 Notice of Third-Party Claims. If any action, suit or proceeding shall be commenced against, or any claim or demand shall be asserted against Buyer or Seller, in respect of which a party (Buyer or Seller) proposes to seek indemnification under this Article VI, the party seeking indemnification (the "Indemnitee") shall give prompt notice thereof to the other party (the "Indemnitor"), and shall permit the Indemnitor, at its sole cost and expense, to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that the Indemnitee shall have the option, at its own expense, to participate in the defense thereof; and provided further, that the failure of any Indemnitee to give notice as provided herein shall not relieve the Indemnitor of its obligations under this Article VI except to the extent that the Indemnitor is actually prejudiced by such failure to give notice. Failure by the Indemnitor to notify the Indemnitee of its election to defend any such action within fifteen (15) days after notice thereof shall be deemed a waiver by the Indemnitor of its right to defend such action. In the defense of such claim or any litigation resulting therefrom, the Indemnitor shall not, without the written consent of the Indemnitee: (a) consent to the entry of any judgment, or (b) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation.

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


If such defense is unsuccessful or abandoned by the Indemnitor, then, upon the Indemnitor's failure to pay an amount sufficient to discharge any such claim or judgment, the Indemnitee may pay and settle the same and the Indemnitor's liability shall be conclusively established by any such payment. If the Indemnitor fails to assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against and settle such claim or litigation in such manner as it may seem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against or settlement of such claim or litigation. If no settlement is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or such litigation and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense thereof.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Survival of Representations and Warranties. The representations and warranties made herein by the parties shall survive for a period of twelve (12) months after the date hereof. Any claim for indemnification with respect to an alleged breach of a representation or warranty not asserted by notice to the indemnifying party, which notice specified a particular breach and the facts and circumstances relating thereto in reasonable detail, prior to the expiration of such survival period may not be pursued and is irrevocably waived after such time.

         7.2 Execution of Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Execution counterparts may be delivered by facsimile provided that original execution copies shall be delivered to each of the parties for signature.

         7.3 Assignment, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither this Agreement nor any rights or responsibilities hereunder shall be assigned by any party without the prior written consent of the other parties.

         7.4 Applicable Law; Consent to Jurisdiction; Forum. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the provisions, policies or principles of any state relating to choice or conflict of laws except to the extent Hungarian corporate law may apply to any matter covered by this Agreement. In accordance with Title 6, Section 2708 of the Delaware Code Annotated, each party hereby submits to the jurisdiction of the courts of Delaware and agrees to be served with legal process from any of such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may have, whether now or in the future, to the laying of the venue in, or to the jurisdiction of, any and each of such courts for the purpose of any such suit, action, proceeding or judgment and further waives any claim that any such suit, action, proceeding or judgment has been brought in an inconvenient forum.

         7.5 Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear its own expenses incurred in connection with the execution and performance of this Agreement and the consummation of the transactions effected hereby, including the fees, expenses and disbursements of its counsel and advisors.

         7.6 Entire Agreement; Severability. This Agreement constitutes the entire understanding among the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated hereby or the subject matter hereof unless such other agreement, representation, or communication is in writing and bears a date contemporaneous with or subsequent to the date hereof. In the event that any provision or any part of any provision of this Agreement shall be void or unenforceable for any reason, whatsoever, then such provision shall be stricken and of no force and effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a party, the remaining provisions of this Agreement shall continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

         7.7 Notices. Any notice, certification, request, demand and other communication hereunder shall be in writing and shall be deemed to have been duly given and delivered if mailed, by certified mail, first class postage prepaid, or delivered personally or by recognized overnight air courier, or if sent by telecopier transmission, with transmission confirmed in writing:

         If to HTCC:                       and:

         Kiralyhago u.2.                   100 First Stamford Place, Suite 204
         H-1126 Budapest, Hungary          Stamford, CT  06902
         Telephone:  011-36-1-457-6300     Telephone:  203-348-9069
         Facsimile:   011-36-1-202-4778    Facsimile:   203-348-9128
         Attn:  Andrew E. Nicholson        Attn:  Peter T. Noone, Esq.

         If to Tele Danmark A/S:           With a copy to:

         Larslejsstraede 5,                Plesner & Gr0nborg
         0900 Copenhagen C, Denmark        Telephone:  011-45-33-12-11-33
         Telephone:  011-45-33-99-33-99    Facsimile:  011-45-33-12-00-14
         Facsimile:  011-45-33-99-81-59    Attn:  Christian Th. Kjolbye
         Attn:  Managing Director,
                Lars Gronberg

or to such other address as each party may designate for itself by like notice to the other party.

         7.8 Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

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

         7.9 Further Assurances. If, at any time after the date hereof, Buyer or Seller shall consider or be advised that any further assignments, documents, instruments, agreements, or releases are necessary, desirable or proper to carry out any of the provisions or purposes of this Agreement, the parties hereto agree to execute and deliver all such assignments, documents, instruments, agreements or releases as reasonably may be necessary, desirable or proper to carry out any of the provisions or purposes of this Agreement.



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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day and year first above written.

                                            HUNGARIAN TELEPHONE AND CABLE CORP.


                                            By: /s/James G. Morrison
                                                James G. Morrison, President
                                                and Chief Executive Officer


                                            TELE DANMARK A/S


                                            By: /s/Lars Gronberg
                                            Name:   Lars Gronberg
                                            Title:  Managing Director













          Signature Page of September 30, 1997 Stock Purchase Agreement
                              Re: KNC and Raba-Com




                                      -10-